Exhibit 10.1
REPRICING AMENDMENT AND AMENDMENT NO. 2 TO CREDIT AGREEMENT

This REPRICING AMENDMENT AND AMENDMENT NO. 2 TO CREDIT AGREEMENT (this “Amendment”), dated as of February 22, 2017, is made by and among Open Text GXS ULC (the “Borrower”), Open Text Corporation (“Open Text”), the other Domestic Guarantors party hereto (collectively with Open Text, the “Domestic Guarantors”), the Foreign Guarantors party hereto (the “Foreign Guarantors” and, together with the Domestic Guarantors, the “Guarantors”), each of the Lenders party hereto and Barclays Bank PLC, as Administrative Agent (the “Administrative Agent”), to the Credit Agreement, dated as of January 16, 2014 (as amended by Amendment No. 1, dated as of June 16, 2016, and as further amended, supplemented or otherwise modified from time to time prior to the date hereof, the “Existing Credit Agreement”), among the Borrower (pursuant to the Borrower Assignment and Assumption Agreement, dated as of July 8, 2016), the Domestic Guarantors, the Administrative Agent, and the Lenders from time to time party thereto. Capitalized terms used but not defined herein shall have the meanings assigned to such terms in the Existing Credit Agreement.
PRELIMINARY STATEMENTS:
(1)    The Borrower, the Domestic Guarantors, the Lenders party thereto from time to time and the Administrative Agent are party to the Existing Credit Agreement.
(2)    The Borrower has requested that Term Loan Lenders provide 2017 Replacement Term Loans (as defined below) in an aggregate principal amount of $776,000,000.
(3)    On the 2017 Amendment Effective Date (as defined below), each 2017 Cashless Settlement Option Lender (as defined below) shall be deemed to have exchanged all of its Existing Term Loans (as defined below) (or such lesser amount as allocated by the 2017 Refinancing Arranger (as defined below) to such 2017 Cashless Settlement Option Lender on or prior to the 2017 Amendment Effective Date) for 2017 Replacement Term Loans in an aggregate principal amount equal to its 2017 Replacement Term Loan Exchange Commitment (as defined below) (or such lesser amount) and such Lender shall thereafter become a 2017 Replacement Term Lender (as defined below).
(4)    On the 2017 Amendment Effective Date, each 2017 Additional Replacement Term Lender that shall have executed and delivered a 2017 Replacement Term Loan Consent indicating the “Post-Closing Settlement Option” will make 2017 Additional Replacement Term Loans to the Borrower, the proceeds of which will be used by the Borrower to repay in full the outstanding principal amount of Existing Term Loans that are not exchanged for 2017 Replacement Term Loans, as well as repay Existing Term Loans held by each 2017 Post-Closing Option Lender (as defined below), and the Borrower shall pay to each Existing Term Lender all accrued and unpaid interest on the Existing Term Loans to, but not including, the 2017 Amendment Effective Date.
(5)    With respect to the 2017 Replacement Term Loan Commitments (as defined below), Barclays Bank PLC (or any of its affiliates designated to act in such capacity) will act as the sole lead arranger (in such capacity, the “2017 Refinancing Arranger”), and Barclays Bank PLC, Citigroup Global Markets Inc. and Morgan Stanley Senior Funding, Inc. will act as joint bookrunners.
(6)    The Administrative Agent, the Borrower, the Guarantors and the Lenders hereto (which Lenders constitute the Majority Lenders) desire to memorialize the terms of this Amendment and make certain other amendments as set forth herein in accordance with Section 16.01 of the Existing Credit Agreement, with such amendment to become effective on the 2017 Amendment Effective Date.

NOW, THEREFORE, in consideration of the mutual agreements herein contained and other good and valuable consideration, the sufficiency and receipt of which are hereby acknowledged, and subject to the conditions set forth herein, the parties hereto hereby agree as follows:
SECTION 1.Amendments.

Effective as of the 2017 Amendment Effective Date, the Existing Credit Agreement is hereby amended as follows; provided that this Amendment shall not constitute a novation of the Existing Credit Agreement:
(a)The following defined terms shall be added to Section 1.01 of the Existing Credit Agreement in alphabetical order:

“2017 Additional Replacement Term Lender” means a Person with a 2017 Additional Replacement Term Loan Commitment on the 2017 Amendment Effective Date. For the avoidance of doubt, an Existing Term Lender immediately prior to the 2017 Amendment Effective Date may also be a 2017 Additional Replacement Term Lender.
“2017 Additional Replacement Term Loan” means a Term Loan that is made pursuant to Section 2(a) of the 2017 Amendment.
“2017 Additional Replacement Term Loan Commitment” means, with respect to each 2017 Additional Replacement Term Lender, the commitment of such 2017 Additional Replacement Term Lender to make 2017 Additional Replacement Term Loans to the Borrower on the 2017 Amendment Effective Date. The amount of each Lender’s 2017 Additional Replacement Term Loan Commitment as of the 2017 Amendment Effective Date is set forth on Schedule 1 hereto.
“2017 Amendment” means the Repricing Amendment and Amendment No. 2 to Credit Agreement, dated as of February 22, 2017.
“2017 Amendment Effective Date” shall have the meaning assigned to such term in Section 4 of the 2017 Amendment.
“2017 Cashless Settlement Option Lender” means each Term Loan Lender in respect of the Existing Term Loans that executed and delivered a 2017 Replacement Term Loan Consent pursuant to which it selected the “Cashless Settlement Option” on or prior to the 2017 Amendment Effective Date.
“2017 Post-Closing Option Lender” means each Term Loan Lender in respect of the Existing Term Loans that executed and delivered a 2017 Replacement Term Loan Consent pursuant to which it selected the “Post-Closing Settlement Option” on or prior to the 2017 Amendment Effective Date.
“2017 Replacement Term Loan Consent” means a consent to the 2017 Amendment substantially in the form of Exhibit A attached thereto.
“2017 Replacement Term Loan Commitments” means, collectively, (i) the 2017 Replacement Term Loan Exchange Commitments and (ii) the 2017 Additional Replacement Term Loan Commitments.

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“2017 Replacement Term Loan Exchange Commitment” means the agreement of a 2017 Cashless Settlement Option Lender to exchange its Existing Term Loans for an equal aggregate principal amount of 2017 Replacement Term Loans on the 2017 Amendment Effective Date (or such lesser amount as allocated to such 2017 Cashless Settlement Option by the 2017 Refinancing Arranger on or prior to the 2017 Amendment Effective Date).
“2017 Replacement Term Lender” means, collectively, (i) each 2017 Cashless Settlement Option Lender and (ii) each 2017 Additional Replacement Term Lender.
“2017 Replacement Term Loans” means, collectively, (i) each Term Loan received in exchange for an Existing Term Loan that is held by a 2017 Cashless Settlement Option Lender and (ii) each 2017 Additional Replacement Term Loan.
“2017 Replacement Term Loan Exchange Lender” means a Person with a 2017 Replacement Term Loan Exchange Commitment on the 2017 Amendment Effective Date.
“2017 Replacement Term Loan Non-Exchanging Lender” means each Existing Term Lender that (i) did not execute and deliver a 2017 Replacement Term Loan Consent on or prior to the 2017 Amendment Effective Date or (ii) is a 2017 Post-Closing Option Lender.
“Existing Term Lender” means a Lender with Existing Term Loans outstanding immediately prior to the 2017 Amendment Effective Date.
“Existing Term Loans” means Term Loans outstanding under the Existing Credit Agreement immediately prior to the 2017 Amendment Effective Date.
(b)The definitions of “Commitment”, “Term Loan Commitment”, “Term Facility” and “Term Loans” in Section 1.01 of the Existing Credit Agreement are hereby amended by deleting such definitions and replacing such definitions with the following:

“Commitment” means, at any time, in respect of the Term Loan Facility U.S. $776,000,000 (the “Term Loan Commitment”). “Lender’s Term Loan Commitment” means, as to any Term Loan Lender on the 2017 Amendment Effective Date, the amount of such Lender’s 2017 Replacement Term Loan Commitment.
“Term Loan Commitment” has the meaning specified in the definition of “Commitment” herein.
“Term Loan Facility” means the term loan facility made available to the Borrower in accordance with Section 2 of the 2017 Amendment.
“Term Loans” means the Term Loan Advances made by the Term Loan Lenders to the Borrower pursuant to Section 2 of the 2017 Amendment.
(c)The definition of “Eurodollar Rate” is hereby amended by deleting the text “0.75%” in the proviso thereto and replacing it with the text “0.00%”.

(d)Section 2.03 of the Existing Credit Agreement is hereby amended by deleting such section and replacing it with the following:

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“The Borrower shall use the proceeds of the Borrowing under the Term Loan Facility on the 2017 Amendment Effective Date to refinance the Existing Term Loans.”
(e)Section 2.04 of the Existing Credit agreement is hereby amendment by (i) deleting the words “Closing Date” and replacing them with the words “2017 Amendment Effective Date” and (ii) deleting the schedule for repayments and replacing it with the following schedule:

Financial Quarter Ending	Percentage of Term Loan Facility Reference Amount
March 31, 2017	0.25%
June 30, 2017	0.25%
September 30, 2017	0.25%
December 31, 2017	0.25%
March 31, 2018	0.25%
June 30, 2018	0.25%
September 30, 2018	0.25%
December 31, 2018	0.25%
March 31, 2019	0.25%
June 30, 2019	0.25%
September 30, 2019	0.25%
December 31, 2019	0.25%
March 31, 2020	0.25%
June 30, 2020	0.25%
September 30, 2020	0.25%
December 31, 2020	0.25%
Relevant Repayment Date of Term Loan Facility	96.00%

(f)Section 2.06 of the Existing Credit Agreement is hereby amended by deleting the words “Closing Date” and replacing them with the words “2017 Amendment Effective Date”.

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(g)Schedule 4 to the Existing Credit Agreement is hereby deleted and replaced in its entirety with Schedule 4 hereto.

(h)The Lenders party hereto (or party to a 2017 Replacement Term Loan Consent) waive the payment of any breakage loss, cost or expense under Section 8.01(2) of the Existing Credit Agreement in connection with the repayment of the Existing Term Loans on the 2017 Amendment Effective Date.

SECTION 2. 2017 Replacement Term Loans.

(a) Subject to the terms and conditions set forth herein, each of the 2017 Additional Replacement Term Lenders agrees to make 2017 Additional Replacement Term Loans to the Borrower on the 2017 Amendment Effective Date in a principal amount not to exceed its 2017 Additional Replacement Term Loan Commitment. The Borrower shall prepay in full all Existing Term Loans of each 2017 Replacement Term Loan Non-Exchanging Lender with the proceeds of the 2017 Additional Replacement Term Loans. Unless previously terminated, the 2017 Additional Replacement Term Loan Commitments shall terminate at 11:59 p.m., New York City time, on the 2017 Amendment Effective Date.

(b)Subject to the terms and conditions set forth herein, each 2017 Replacement Term Loan Cashless Settlement Option Lender hereby agrees that its Existing Term Loans will be automatically exchanged for 2017 Replacement Term Loans in an aggregate amount equal to the Existing Term Loans exchanged by such 2017 Replacement Term Loan Cashless Settlement Option Lender on the 2017 Amendment Effective Date (or a lesser amount allocated to such Lender by the 2017 Refinancing Arranger in consultation with the Borrower on or prior to the 2017 Amendment Effective Date).

(c)    Upon satisfaction of the conditions precedent in Section 4 and the funding of the 2017 Additional Replacement Term Loans on the 2017 Amendment Effective Date, and notwithstanding anything to the contrary contained in the Existing Credit Agreement, the Borrower’s obligations in respect of Existing Term Loans in respect to any Existing Term Lender shall be deemed to have been satisfied.
SECTION 3.Representations and Warranties True; No Default. The Borrower and Guarantors each hereby represent and warrant, in each case on and as of the date hereof and both before and after giving effect to this Amendment, that:

(a)    the execution and delivery of each of this Amendment by each Loan Party which is a party hereto and the performance by each such Loan Party of its respective obligations hereunder and under the Credit Agreement as amended by this Amendment (the “Amended Agreement”) and the other Credit Documents have been duly authorized by all necessary corporate, partnership or analogous action and no Authorization, under any Law, and no registration, qualification, designation, declaration or filing with any Governmental Authority, is or was necessary therefor or to perfect the same, except as are in full force and effect, unamended except for Permitted Exceptions and where failure to obtain, take or make such authorization, action, Authorization, registration, qualification, designation, declaration or filing with any Governmental Authority would not reasonably be expected to have a Material Adverse Effect;
(b)    the execution and delivery of this Amendment by each Loan Party which is a party thereto and the performance by each Loan Party of its respective obligations hereunder and under the Amended Agreement and the other Credit Documents and compliance with the terms, conditions and provisions hereof and thereof, will not (i) conflict with or result in a breach of any of the terms, conditions or provisions of (w) its constating documents or by-laws, (x) any Law, (y) any material contractual restriction binding on or affecting it or its properties, or (z) any judgment, injunction, determination or award which is binding on it; or (ii) result in, require or permit (x) the imposition of any Encumbrance in, on or with respect to the Assets

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now owned or hereafter acquired by it (other than pursuant to the Security Documents or which is a Permitted Encumbrance), (y) the acceleration of the maturity of any material Debt binding on or affecting it, or (z) any third party to terminate or acquire any rights materially adverse to the applicable Loan Party under any Material Agreement except where such conflict, result, requirement or permission would not reasonably be expected to have a Material Adverse Effect;
(c)    this Amendment and the Amended Agreement have been duly executed and delivered by each Loan Party which is a party hereto and thereto and constitute legal, valid and binding obligations of such Loan Party, enforceable against it in accordance with their respective terms, subject only to any limitation under Laws relating to (i) bankruptcy, insolvency, reorganization, moratorium or creditors’ rights generally; and (ii) general equitable principles including the discretion that a court may exercise in the granting of equitable remedies;
(d)    each of the representations and warranties in the Credit Agreement is true on and as of the date hereof in all material respects as if made on the date hereof (except (A) to the extent expressly limited therein to a specific date, in which case on and as of such date and (B) any representations and warranties that are qualified as to “materiality” or “Material Adverse Effect” or similar language shall be true in all respects (after giving effect to any qualification therein)); and
(e)    no Default or Event of Default has occurred and is continuing.
SECTION 4.Conditions of Lending. The obligations of the 2017 Replacement Term Lenders to make 2017 Replacement Term Loans on the 2017 Amendment Effective Date are subject to the satisfaction (or waiver in accordance with Section 16.01 of the Existing Credit Agreement) of the following conditions (the date of such satisfaction or waiver, the “2017 Amendment Effective Date”):

(a)The Administrative Agent (or its counsel) shall have received (i) from each 2017 Replacement Term Loan Exchange Lender, each 2017 Post-Closing Option Lender and each 2017 Additional Replacement Term Lender, (ii) from Lenders that constitute Majority Lenders and (iii) from each of the Loan Parties, either (x) a counterpart of this Amendment signed on behalf of such party (or a 2017 Replacement Term Loan Consent) or (y) written evidence reasonably satisfactory to the Administrative Agent (which may include delivery of a signed signature page of this Amendment by facsimile or other means of electronic transmission (e.g., “pdf”)) that such party has signed a counterpart of this Amendment (or a 2017 Replacement Term Loan Consent).

(b)The Administrative Agent shall have received from the Loan Parties a certified copy of (i) the charter documents and by-laws (or equivalent governing documents) of each Loan Party (other than any Foreign Guarantor); (ii) the resolutions of the board of directors (or any duly authorized committee or other governing body thereof) or of the shareholders, as the case may be, of each Loan Party (other than any Foreign Guarantor) approving the repricing of the Term Loans and other matters provided for in this Amendment and approving the entering into of all other related Credit Documents to which they are a party and the completion of all transactions contemplated thereunder; (iii) all other instruments evidencing necessary corporate, company or partnership action of each Loan Party (other than any Foreign Guarantor) and of any required Authorization with respect to such matters; and (iv) certifying the names and true signatures of its officers authorized to sign this Amendment and the other Credit Documents manually or by mechanical means.

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(c)The Administrative Agent shall have received a certificate of status, compliance, good standing or like certificate with respect to each Loan Party (other than any Foreign Guarantor) issued by the appropriate government official in the jurisdiction of its incorporation.

(d)the Loan Parties shall have taken all action reasonably requested by the Administrative Agent to maintain the perfection and priority of the security interest of the Administrative Agent for the benefit of the Secured Creditors (as defined in the Security Documents) in the Collateral granted under the Security Documents.

(e)Each of the representations and warranties contained in Section 3 above shall be true and correct.

(f)The Administrative Agent shall have received a certificate, dated as of the 2017 Amendment Effective Date and signed by a Responsible Officer of the Borrower and Open Text, confirming the accuracy of the representations and warranties set forth in Section 3 above.

(g)The Borrower shall have paid to the Administrative Agent, for the ratable account of the Existing Term Lenders immediately prior to the 2017 Amendment Effective Date, simultaneously with the making of the 2017 Replacement Term Loans, all accrued and unpaid interest on their respective Existing Term Loans to, but not including, the 2017 Amendment Effective Date.

(h)The Administrative Agent shall have received all fees payable thereto or to the 2017 Refinancing Arranger or any 2017 Replacement Term Lender, on or prior to the 2017 Amendment Effective Date and, to the extent invoiced at least three Business Days prior to the 2017 Amendment Effective Date, reimbursement or payment of all reasonable and documented out-of-pocket expenses (including reasonable fees, charges and disbursements of Davis Polk & Wardwell LLP) required to be reimbursed or paid by the Loan Parties hereunder or under any Credit Document on or prior to the 2017 Amendment Effective Date (which amounts may be offset against the proceeds of the Term Loans made hereunder).

(i)the Administrative Agent shall have received reasonably satisfactory opinions of (i) Cleary Gottlieb Steen & Hamilton LLP, special United States counsel to the Loan Parties, (ii) Osler, Hoskin & Harcourt LLP, special Delaware counsel to the Loan Parties, (iii) Osler, Hoskin & Harcourt LLP, special Ontario counsel to the Loan Parties, (iv) Stewart McKelvey, special Nova Scotia counsel to the Loan Parties and (v) Gordon A Davies, Chief Legal Officer and Corporate Secretary of Open Text, in each case as is relevant to confirm, inter alia, corporate existence, due authorization, non-contravention of other Debt of any Loan Party or any of its Subsidiaries (other than Exempt Immaterial Subsidiaries) which is outstanding in an aggregate principal amount exceeding $75,000,000, execution by the Borrower and Domestic Guarantors and enforceability of the Amendment and the validity and perfection of the Encumbrances created under the applicable U.S. and Canadian Credit Documents after giving effect to the Amendment; for the avoidance of doubt, the opinion of Gordon A Davies, Chief Legal Officer and Corporate Secretary of Open Text shall not cover enforceability of the Amendment or the validity and perfection of the Encumbrances created under the applicable U.S. and Canadian Credit Documents after giving effect to the Amendment.

(j)The Administrative Agent shall have received a certificate, dated as of the 2017 Amendment Effective Date and (x) signed by a Financial Officer of Open Text attesting to the Solvency of Open Text and its Subsidiaries, taken as a whole and (y) signed by a chief financial officer or another senior financial or accounting officer (including the president) of the Borrower attesting to the Solvency of the Borrower and its Subsidiaries, on a consolidated basis.

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(k)The Administrative Agent shall have received an Accommodation Notice for the Accommodation occurring on the 2017 Amendment Effective Date in accordance with the delivery requirements under Section 3.02 of the Existing Credit Agreement (or such later time as may be agreed by the Administrative Agent in its discretion).

SECTION 5.Certain Post-Closing Obligations. On or prior to the date that is 60 days following any request by the Administrative Agent to take the following actions described in this Section 5, to the extent that such request is delivered no later than 60 days following the 2017 Amendment Effective Date, the Borrower shall take all action reasonably determined by local counsel to the Administrative Agent to be necessary to maintain the perfection and priority of the security interest of the Administrative Agent for the benefit of the Secured Creditors in the Collateral granted by the Foreign Guarantors under the Security Documents, in the same manner as contemplated by the Security Documents prior to the incurrence of the 2017 Replacement Term Loans.

SECTION 6.Governing Law. This Amendment shall be construed in accordance with and governed by the laws of the Province of Ontario and the laws of Canada applicable in that Province.

SECTION 7.Reference to and Effect on the Credit Documents.

(a)(a) The Security Documents and each other Credit Document, to the extent specifically amended by this Amendment, are and shall continue to be in full force and effect and are hereby in all respects ratified and confirmed, and the respective prior guarantees, pledges, grants of security interests and other agreements, as applicable, under each of the Security Documents, notwithstanding the consummation of the transactions contemplated hereby, shall continue to be in full force and effect and shall accrue to the benefit of the Guaranteed Parties under the Existing Credit Agreement. Without limiting the generality of the foregoing, the Security Documents and all of the Collateral described therein do and shall continue to secure the payment of all Obligations of the Loan Parties under the Credit Documents, in each case, as amended by this Amendment.

(b)On and as of the 2017 Amendment Effective Date, each reference in the Credit Agreement to “this Agreement,” “hereunder,” “hereof” or words of like import referring to the Credit Agreement shall mean and be a reference to the Credit Agreement, as amended by this Amendment.

(c)The Credit Agreement and each of the other Credit Documents, as specifically amended by this Amendment, are and shall continue to be in full force and effect and are hereby in all respects ratified and confirmed. The obligations of the Loan Parties and each Domestic Guarantor contained in the Domestic Guarantees shall remain in full force and effect and are hereby confirmed and continued by this Amendment and are enforceable against the Loan Parties and each of the Domestic Guarantors. All rights, benefits, interests, duties, liabilities and obligations of the parties to the Security Documents, as amended below, are hereby confirmed and continued by this Amendment and continue to secure, apply and extend to all debts, liabilities and obligations, present or future, direct or indirect, absolute or contingent, matured or unmatured, at any time or from time to time due or accruing due and owing by or otherwise payable by the Loan Parties and each Domestic Guarantor to the Collateral Agent for the benefit of the Secured Creditors (as defined in the Security Documents), or any one or more of them, in any currency, under, in connection with or pursuant to the Domestic Guarantees and any other Credit Document to which the Loan Parties and each Domestic Guarantor is a party. Without limitation of the foregoing, all security interests, pledges, assignments and other Encumbrances previously granted by any Domestic Guarantor, as a Grantor, pursuant to the Security Documents are confirmed and continued by this Amendment, and all such security interests, pledges, assignments and other Encumbrances shall remain in full force and effect as security for all obligations

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thereunder with no change in the priority applicable thereto, in each case, subject only to Encumbrances permitted under the Credit Documents, to the extent provided therein.

SECTION 8.Execution in Counterparts. This Amendment may be signed in any number of counterparts, each of which shall be an original, with the same effect as if the signatures thereto and hereto were upon the same instrument. Delivery of an executed counterpart hereof by facsimile or electronic transmission (e.g., “pdf” or “tif”) shall be as effective as delivery of a manually executed counterpart hereof.

SECTION 9.Amendments; Headings; Severability. This Amendment may not be amended nor may any provision hereof be waived except pursuant to a writing signed by the Guarantors, the Borrower, the Administrative Agent and the Lenders party hereto. The Section headings used herein are for convenience of reference only, are not part of this Amendment and are not to affect the construction of, or to be taken into consideration in interpreting this Amendment. Any provision of this Amendment held to be invalid, illegal or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such invalidity, illegality or unenforceability without affecting the validity, legality and enforceability of the remaining provisions hereof, and the invalidity of a particular provision in a particular jurisdiction shall not invalidate such provision in any other jurisdiction. The parties shall endeavor in good-faith negotiations to replace the invalid, illegal or unenforceable provisions with valid provisions, the economic effect of which comes as close as possible to that of the invalid, illegal or unenforceable provisions.

SECTION 10.No Novation. This Amendment shall not extinguish the obligations for the payment of money outstanding under the Existing Credit Agreement or discharge or release the lien or priority of any Security Document or any other security therefor. Nothing herein contained shall be construed as a substitution or novation of the obligations outstanding under the Existing Credit Agreement, the Security Documents or the other Credit Documents. The obligations outstanding under or of the Existing Credit Agreement and instruments securing the same shall remain in full force and effect, except to any extent modified hereby or by instruments executed concurrently herewith and except to the extent repaid as provided herein. Nothing implied in this Amendment or in any other document contemplated hereby shall be construed as a release or other discharge of any of the Loan Parties under any Credit Document from any of its obligations and liabilities as a borrower, guarantor or pledgor under any of the Credit Documents.

SECTION 11.Notices. All notices hereunder shall be given in accordance with the provisions of Section 13.01 of the Existing Credit Agreement.

SECTION 12.Interest Periods. The 2017 Replacement Term Loans will initially be LIBOR Advances having Interest Periods ending on the same date as the Interest Period applicable to the Existing Term Loans outstanding immediately prior to the 2017 Amendment Effective Date.

[Signature Pages Follow]

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IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be executed by their respective officers thereunto duly authorized, as of the date first above written.

OPEN TEXT GXS ULC, as Borrower and Domestic Guarantor
By:	/s/ John Doolittle
Name:	John Doolittle
Title:	President

OPEN TEXT CORPORATION, as Domestic Guarantor
By:	/s/ John Doolittle
Name:	John Doolittle
Title:	Executive Vice President, Chief Financial Officer

OPEN TEXT SA ULC, as Domestic Guarantor
By:	/s/ John Doolittle
Name:	John Doolittle
Title:	President

OPEN TEXT ULC, as Domestic Guarantor
By:	/s/ John Doolittle
Name:	John Doolittle
Title:	President

OPEN TEXT HOLDINGS, INC., as Domestic Guarantor
By:	/s/ John Doolittle
Name:	John Doolittle
Title:	President

[Repricing Amendment and Amendment No. 2 to Credit Agreement]

OPEN TEXT CANADA LTD., as Domestic Guarantor
By:	/s/ John Doolittle
Name:	John Doolittle
Title:	President

OPEN TEXT CANADA LTD., in its capacity as general partner of VIGNETTE PARTNERSHIP, LP, as Domestic Guarantor
By:	/s/ John Doolittle
Name:	John Doolittle
Title:	President

OPEN TEXT INC., as Domestic Guarantor
By:	/s/ John Doolittle
Name:	John Doolittle
Title:	President

EASYLINK SERVICES INTERNATIONAL CORPORATION, as Domestic Guarantor
By:	/s/ John Doolittle
Name:	John Doolittle
Title:	President

EASYLINK SERVICES USA, INC., as Domestic Guarantor
By:	/s/ John Doolittle
Name:	John Doolittle
Title:	President

[Repricing Amendment and Amendment No. 2 to Credit Agreement]

XPEDITE SYSTEMS, LLC, as Domestic Guarantor
By:	/s/ John Doolittle
Name:	John Doolittle
Title:	President

GXS, INC., as Domestic Guarantor
By:	/s/ John Doolittle
Name:	John Doolittle
Title:	President

GXS INTERNATIONAL, INC., as Domestic Guarantor
By:	/s/ John Doolittle
Name:	John Doolittle
Title:	President

[Repricing Amendment and Amendment No. 2 to Credit Agreement]

OPEN TEXT COÖPERATIEF U.A., as Foreign Guarantor
By:	/s/ John Doolittle
Name:	John Doolittle
Title:	Director

[Repricing Amendment and Amendment No. 2 to Credit Agreement]

OPEN TEXT SOFTWARE GMBH, as Foreign Guarantor
By:	/s/ John Doolittle
Name:	John Doolittle
Title:	Director

[Repricing Amendment and Amendment No. 2 to Credit Agreement]

OPEN TEXT UK LIMITED, as Foreign Guarantor
By:	/s/ John Doolittle
Name:	John Doolittle
Title:	Director

[Repricing Amendment and Amendment No. 2 to Credit Agreement]

SYSGENICS LIMITED, as Foreign Guarantor
By:	/s/ John Doolittle
Name:	John Doolittle
Title:	Director

[Repricing Amendment and Amendment No. 2 to Credit Agreement]

BARCLAYS BANK PLC, as Administrative Agent
By:    /s/ Ritam Bhalla________
Name:    Ritam Bhalla
Title:    Director

BARCLAYS BANK PLC, as 2017 Replacement Term Lender
By:    /s/ Ritam Bhalla    _______
Name:    Ritam Bhalla
Title:    Director

[Repricing Amendment and Amendment No. 2 to Credit Agreement]

EXHIBIT A
CONSENT TO REPRICING AMENDMENT AND AMENDMENT NO. 2
TO CREDIT AGREEMENT (EXISTING TERM LOANS)

CONSENT (this “Consent”) to the Repricing Amendment and Amendment No. 2 to Credit Agreement (the “Amendment”) by and among Open Text GXS ULC (the “Borrower”), the Domestic Guarantors party thereto, the Foreign Guarantors party thereto, Barclays Bank PLC, as Administrative Agent under the Existing Credit Agreement and each of the Lenders party thereto. Capitalized terms used in this Consent but not defined herein have the meanings assigned to such terms in the Amendment.

Existing Lenders of Term Loans. The undersigned Lender hereby irrevocably and unconditionally approves the Amendment and consents as follows (check ONE option):
Cashless Settlement Option
to exchange 100% of the outstanding principal amount of the Existing Term Loans held by such Lender for 2017 Replacement Term Loans in an equal principal amount (or such lesser amount allocated to such Lender by the 2017 Refinancing Arranger in consultation with the Borrower).

Post-Closing Settlement Option
to have 100% of the outstanding principal amount of the Existing Term Loans held by such Lender prepaid on the 2017 Amendment Effective Date and purchase by assignment the principal amount of 2017 Replacement Term Loans committed to (or such lesser amount allocated to such Lender by the 2017 Refinancing Arranger in consultation with the Borrower) separately by the undersigned.

IN WITNESS WHEREOF, the undersigned has caused this Consent to be executed and delivered by a duly authorized officer.
________________________________________,
as a Lender (type name of the legal entity)
By:
Name:
Title:
If a second signature is necessary:
By:
Name:
Title:
Name of Fund Manager (if any):__________________

Current holding amount: $__________________

SCHEDULE 1
2017 Replacement Term Loan Commitments

2017 Replacement Term Lender	2017 Additional Replacement Term Loan Commitment
Barclays Bank PLC	$94,734,151.51
Total:	$94,734,151.51

SCHEDULE 4
APPLICABLE MARGINS

LIBOR Advances (per annum)	ABR Advances (per annum)
2.00%	1.00%